                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 1997 relating to the consolidated financial statements of PIMCO Advisors L.P. and subsidiaries, which appears on page F-2 of the Prospectus constituting part of the Registration Statement (No. 333-39585) on Form S-1 of Oppenheimer Capital LP.


/s/ PRICE WATERHOUSE LLP
----------------------------
PRICE WATERHOUSE LLP

Los Angeles, California
December 19, 1997